Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form 10-SB/A of our report dated April 7, 2003 (which report expressed an uncertainty with respect to the Company's ability to continue as a going concern), relating to the financial statements of Inner Systems, Inc.


                                        /s/ Marcum & Kliegman LLP

                                        MARCUM & KLIEGMAN LLP

Woodbury, NY
December 31, 2003


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